








LifeMD®

Corporate Presentation

September 2021

Important Cautions Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this presentation may be identified by the use of words such as: "believe," "expect," "anticipate," "project," "should," "plan," "will," "may," "intend," "estimate," predict," "continue," and "potential," or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, "Risk Factors" identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (e.g., prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. Any third-party images not owned by the Company are used for non-commercial, illustrative and educational 'fair use' purposes only. All images and trademarks are the property of their respective owners.



Business Overview

A rapidly growing direct-to-patient telehealth company leveraging deep expertise in medicine, technology and marketing to make healthcare more accessible, affordable and convenient

- 50 State Digital Pharmacy
- Nationwide Provider Network
- 360K+[1] Patients & Growing
- Diversified Brand Portfolio
- Proprietary Technology Platform
- Virtual Primary Care Clinic



LifeMD
Refer a Friend >
Personalized, high-quality care, from the comfort of your home.
See your physician anytime, anywhere, with the click of a button.
CLICK TO BEGIN YOUR JOURNEY...
... and meet your dedicated doctor for life today!
High quality personalized healthcare from your dedicated doctor

1. # of customers that have received treatment or purchased products from RexMD and ShapiroMD to-date.

A Differentiated Approach to Telehealth


LifeMD
Consult with a healthcare provider from the comfort of your home.
First, we need to make sure we are licensed in your state.
Select State

Diversified Condition-Specific Care Strategy

Enables smarter acquisition through focused treatment offerings and precision targeting

Deep Experience in Direct-Response Marketing

Relentless focus on optimizing marketing spend, analytics and maximizing retention

Comprehensive Telehealth Technology Platform

Built to support an end-to-end healthcare experience and broad portfolio of treatments and services

Long-Term Primary Care Offering

Impacting our customers' health by creating longitudinal patient-physician relationships

LifeMD's Direct-to-Patient Healthcare Experience

Brand Discovery
Patient views an online or offline advertisement and visits our telehealth website.

Diagnosis/Screening
Patient is screened via online intake form and pays for treatment and medication.

Virtual Consultation
An asynchronous or audio/video consultation is conducted with the patient.

Personalized Treatment
Patient receives personalized treatment and ongoing care from the comfort of their own home.



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Personalized, high-quality care, from the comfort of your own home. Begin your journey today!
Personalized, high-quality care, from the comfort of your home.
See your physician anytime, anywhere, with the click of a button.
CLICK TO BEGIN YOUR JOURNEY
... and meet your dedicated doctor for life today!
LifeMD.com
Find your doctor for life! Schedule your first free consult today.
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LifeMD
Consult with a healthcare provider about your rashes from the comfort of home.
First, we need to make sure we are licensed in your state.
Select State
I agree to the Terms, Privacy Policy and consent to Telehealth
START MY VISIT
"This was my first time using telemedicine



Dr. John Mierce, M.D.
California



LifeMD
My prescriptions
Finasteride (1 mg) & DHT Blocking Shampoo
Ordered: Aug 16, 2021
Reorder
Sildenafil (25 mg)
Ordered: Aug 2, 2021
Reorder
Finasteride (1 mg) &

An End-to-End Telehealth Technology Platform


LifeMD
Welcome, Evan!
Messages
General health
Front desk
My doctor
Schedule an appointment

A platform designed to accommodate a diverse portfolio of DTC telehealth offerings and primary care.

Built to handle 50 state daily consult volume at scale without sacrificing quality of care or timely service.

A mobile-first primary care platform enhanced by partnerships with Quest Diagnostics, Axle Health, Particle Health and Prescryptive.

Designed with a compliance-first mindset, adhering to HIPAA standards with real-time monitoring tools.


LifeMD
New message
Welcome, Evan!
Messages
General health
Front desk
My doctor
Upcoming appointments

The LifeMD Technology Infrastructure

Telehealth custom-built for patients and doctors

Patient Relationship Management (PRM)

A proprietary patient-centric management system

- Marketing & Analytics Engine
- Clinical Support Infrastructure
- Retention Management

Multi-Condition Telehealth Infrastructure

A digital platform connecting patients with doctors

- Distributed Provider Network
- Clinically Focused EMR
- Diagnosis Integration

Multi-Pharmacy Infrastructure

A nationwide cloud pharmacy network

- Pharmacy Cloud Software
- E-prescription Management
- Pharmacy Management

Comprehensive Telehealth Technology Platform

LifeMD Simplifies Healthcare by
Empowering Healthcare Providers & Patients

- Cost Savings
- Convenience
- Transparency
- Single Access Point

LifeMD

Proprietary Technology Platform



Empowers patients with immediacy, accessibility, and affordability.



Empowers doctors with agency, conveniency, and compliancy.

- Condition-Specific Care
- Primary Care
- Prophylactic Care

Our Digital Infrastructure Enables Scalable End-to-End Healthcare Delivery

LifeMD is Supported by Synergistic Industry Partnerships

prescryptive

Pharmacy software platform enabling e-prescribing to 50,000+ pharmacies, pharmacy fulfillment, & prescription discount card.

particle HEALTH

Aggregator of medical records for 80% of U.S. population; integration with LifeMD's primary care offering will enable better care.

Quest Diagnostics

A leading nationwide lab services company with diagnostic services and insights to improve health outcomes.

axle HEALTH

The provider of a software platform, operational management, and a network of healthcare professionals for in-home medical care.

Our Brands



Our Brands Address Large Underserved Markets

75%

Percentage of consumers who would like a wellness visit or physical to be able to happen at home.

70%

Percentage of patients who prefer virtual visits over an in-person appointment to save time.



>$5.1B
market size
Men's Health
~$2.8B
market size
Hair Loss
~$44B
market size
Dermatology
~$250B
market size
Primary Care

Sources: Arizton, 2018; Medgadget, 2019; Market Research, 2020; Grand View Research, 2020; SPH Analytics, 2021

LifeMD

REX MD

RexMD™ is a direct-to-patient telehealth brand that offers virtual healthcare for men nationwide. RexMD offers prescription medications and over-the-counter treatments for Erectile Dysfunction, Premature Ejaculation, Hair Loss, Insomnia, Testosterone Support and more.

- 4.6 Star Trustpilot Rating
- 4+ Star Ranking on Facebook & Amazon
- Expanding Portfolio of Condition-Specific Prescription Treatments



Treat E.D.
without leaving home
Limited Time Offer
25% OFF
Stop Overpaying For ED Treatment
E.D. meds prescribed & shipped discreetly to you.
25% OFF
Don't fear getting lucky
TAKE THE

LifeMD+

RexMD is the third most popular ePharmacy service, following Amazon & Capsule


Amazon
29%
Hims
11%
Roman
11%
Capsule
14%
RexMD
11%
The Pill Club
11%
BlueChew
10%
ScriptDrop
8%

Source: Yahoo Omnibus, 2021

SHAPIRO MD
HAIR GROWTH EXPERTS

ShapiroMD® is a direct-to-patient telehealth brand that offers virtual medical treatment for male and female hair loss. ShapiroMD's product portfolio consists of a patented line of OTC products, prescription medications, and an FDA cleared medical device.

- 4.9 Star Trustpilot Rating
- Patent Protected and Doctor Formulated Products
- Robust Product Line For Both Male and Female Patients



SAVE UP TO
58%
CONDITIONER
SHAPIRO MD
Thinning hair has met its match
SHAPIRO MD
HAIR GROWTH EXPERTS
custom prescriptions to fuel your hair growth.
Science Backed Hairloss Treatments
PERSONALIZED TREATMENT TO FIT YOUR INDIVIDUAL HAIR GOALS

LifeMD+

NAVA MD
— Clinical Skincare —

NavaMD™ is a direct-to-patient telehealth brand that combines teledermatology with a patented line of clinically studied OTC skincare products. NavaMD offers virtual treatment and prescription medications for Acne, Anti-Aging, and Rosacea.

- Powered by LifeMD's 50 State Provider Network
- Opinion Leading Dermatology Advisory Board
- $50M+ Invested in Intellectual Property & R&D[1]


age defying forumulas, designed just for you
Wrinkles
Crows Feet
Smile Lines
Breakouts
Cystic Acne
Blemishes
Whiteheads & Blackheads
Your custom formula for melasma:
Hydroquinone
Kojic Acid
get a custom prescription formula for hyperpigmentation
Tranexamic Acid
Azelaic Acid
Ketotifen
a custom hyperpigmentation formula

1. $50m+ invested by RestoreSea prior to LifeMD's in-licensing of RestoreSea technology for NavaMD.

LifeMD®

LifeMD (*Q4'21 Launch*) is a personalized, subscription-based virtual primary care platform. The LifeMD primary care clinic will provide patients 24/7 access to a high-quality provider for their primary care, urgent care, and chronic care needs.

- Best-in-class virtual primary care delivered by dedicated providers 24 hours a day, 7 days per week.[1]
- Mobile first platform incorporates virtual consultations and treatment, prescription medications, in-home diagnostics, and wearables.
- Robust capabilities powered by partnerships with Quest Diagnostics, Axle Health, Particle Health and Prescryptive.
- Nationwide, 50 state coverage; 24 hours / 7 days a week.



LifeMD
Welcome, Evan!
Messages
General health
Front desk

1. Medical services will be furnished by a licensed medical provider practicing under our affiliated network of physician-owned professional corporations.

Financials



Early mover advantage supported by a patient-centric approach has enabled incredible growth

$90M - $100M+

2021 Revenue Forecast

141% - 168%

YoY Revenue Growth

360K+

Patients & Customers To-Date



$90-$100M
$37.3M
$12.5M
2019A
2020A
2021E
198%
141%-168%

Guidance is as of prior forecast as of June 30, 2021 reporting period and is not being updated as of the time of this presentation.

Producing strong results on a sequential basis



Quarterly Revenue
$3.1M
$3.9M
$4.3M
$9.1M
$11.0M
$12.9M
$18.2M
$22.3M
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21

Guidance is as of prior forecast as of June 30, 2021 reporting period and is not being updated as of the time of this presentation.

Driven by Strong KPI's

Unaudited, except Revenue and Gross Margin	2019A	2020A	2021E
Revenue ($ thousands)			
Product (Telehealth)	$9,929	$30,561	$65,000-$70,000
Software (LegalSimpli)	$2,539	$6,733	$25,000-$30,000
Total Revenue	$12,468	$37,294	$90,000-$100,000
Subscription Revenue as % of Total	45%	69%	93%
Gross Margin %	79%	76%	80%
Telehealth Volume *Total Telehealth Orders (thousands)*	112	320	700-800
LegalSimpli Volume *Active Subscribers (thousands)*	28	67	150-175

and Compelling Unit Economics

	Telehealth	LegalSimpli
1-Year ARPU	$350-$400	$130-$140
1-Year LTV-CAC	1.50-2.0x	3.5-4.0x
Breakeven Months	3-5	2

Guidance is as of prior forecast as of June 30, 2021 reporting period and is not being updated as of the time of this presentation.



Appendix

Proven Management Team

Leadership Team of Industry Experts with a Track Record of Executing Growth Strategies



Justin Schreiber
Chief Executive Officer



Alex Mironov
President



Marc Benathen
Chief Financial Officer



Stefan Galluppi
Chief Technology Officer



Brad Roberts
Chief Operating Officer



Dr. Tony Puopolo
Chief Medical Officer



Corey Deutsch
Chief Business Officer



Nick Alvarez
Chief Acquisition Officer



Bryant Hussey
Chief Digital Officer



Eric Yecies
General Counsel &
Chief Compliance Officer

PDFSimpli

PDFSimpli, operating as LegalSimpli Software, LLC, is a Valuable Source of Liquidity as well as Digital Marketing and Knowledge Capital for LifeMD

- LifeMD owns 85.6% of LegalSimpli through a strategic investment in June 2018.
- Cloud-based Software-as-a-Service (SaaS) enables editing, converting, compressing, and splitting of PDF files.
- Users can easily edit and change text, keep PDF formatting 100% intact, and add an electronic signature for free.
- Converts Word, JPG, and PNG file formats to PDF and vice versa.
- Functions 100% online; no installation or downloads required.

Convert Anywhere, Anytime: Convert PDFs to Word Doc files online from mobile or desktop.

100% Safe, Secure & Private: LegalSimpli does not store customer data or information.

No Download or Installation: Easy to use. Operates completely in the Cloud. Only requires an Internet connection.



Investor Relations

LifeSci Advisors
investors@lifemd.com

Partnership Opportunities

LifeMD Partnerships
partnering@lifemd.com

Media Relations

Eric Herman
eherman@kivvit.com